Subsidiaries of
                      Fair, Isaac and Company, Incorporated

Name of Company and                                          Jurisdiction of
Name under which it                                          Incorporation or
Does Business                                                Organization
-----------------------                                      -------------------
          Fair, Isaac International
                Corporation(1)                                     California

               DynaMark, Inc.(1)                                    Minnesota

Credit & Risk Management Associates, Inc. (1)                       Delaware

         Data Research Technologies(1)                              Minnesota

              Prevision, Inc.(1)                                     Oregon

        Risk Management Technologies(1)                            California

         Lindaro Office Park, Inc. (1)                             California

          Fair, Isaac International
            Germany Corporation(2)                                 California

           Fair, Isaac International
             Canada Corporation(2)                                 California

           Fair, Isaac International
               UK Corporation(2)                                   California

           Fair, Isaac International
             Japan Corporation(2)                                  California

       Fair, Isaac International Ltd(2)                              England

          Fair, Isaac International
             France Corporation(2)                                 California

           Fair, Isaac International
             Mexico Corporation(2)                                 California

          Fair, Isaac Brazil, LLC(2)                                Delaware

         Radar International, Inc.(3)                            Virgin Islands

         Fair, Isaac Do Brasil Ltda.(4)                              Brazil

(1)      100% owned by Fair, Isaac and Company, Incorporated.

                                       1                           Exhibit 21.1

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(2)      100% owned by Fair, Isaac International Corporation.
(3)      100% owned by Risk Management Technologies
(4) 99% owned by Fair, Isaac International Corporation and 1% owned by Fair, Isaac Brazil, LLC

                                       2